EXHIBIT 99.2

Unilever

Lawry’s and Adolph’s Brands

Cooking Aids and Canadian

Marinades Businesses

Combined Financial Statements

December 31, 2007 and

Year Ended December 31, 2007

Unilever

Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses

Index

December 31, 2007

Page(s)
Report of Independent Auditors	1

Combined Financial Statements

Combined Statement of Net Assets Sold	2

Combined Statement of Revenues and Direct Expenses	3

Notes to Combined Financial Statements	4–8

PricewaterhouseCoopers LLP 400 Campus Dr. Florham Park NJ 07932 Telephone (973) 236 4000 Facsimile (973) 236 5000 www.pwc.com

Report of Independent Auditors

To the Board of Directors of Conopco, Inc.

We have audited the accompanying combined statement of net assets sold of the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses of Conopco, Inc. and Unilever Canada, Inc. (the “Company”) as of December 31, 2007 and the related combined statement of revenues and direct expenses (“combined financial statements”) for the year then ended. Conopco, Inc. and Unilever Canada, Inc. are indirectly wholly owned subsidiaries of Unilever N.V. and Unilever PLC (collectively, the “Unilever Group”). These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying combined financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of McCormick & Company, Incorporated) as described in Note 1 and are not intended to be a complete presentation of the financial position, results of operations, and cash flows of the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses in conformity with accounting principles generally accepted in the United States.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the net assets sold of the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses at December 31, 2007 and the related revenues and direct expenses for the year ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
Florham Park, NJ
October 2, 2008

Unilever

Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses

Combined Statement of Net Assets Sold

December 31, 2007

($ in thousands)

Assets
Inventories, net	$10,358
Machinery and equipment, net	4,415

Total assets	14,773

Liabilities
Accrued liabilities	1,007

Commitments and contingencies (Note 7)
Net assets sold	$13,766

The accompanying notes are an integral part of these combined financial statements.

Unilever

Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses

Combined Statement of Revenues and Direct Expenses

Year Ended December 31, 2007

($ in thousands)

Net sales	$153,780
Cost of sales	67,824

Gross profit	85,956
General selling expenses	10,099
Advertising and promotions	13,685

Excess of revenues over direct expenses	$62,172

The accompanying notes are an integral part of these combined financial statements.

Unilever

Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses

Notes to Combined Financial Statements

December 31, 2007 and Year Ended December 31, 2007

($ in thousands)

1.	Description of Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses

The accompanying combined statement of net assets sold and combined statement of revenues and direct expenses (the “combined financial statements”) present the assets to be sold less the liabilities assumed and the net sales, cost of sales, selling expenses and advertising and promotion expenses of the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses of Conopco, Inc. and Unilever Canada Inc. (“Unilever Canada”). Conopco, Inc. and Unilever Canada are each indirectly wholly owned by Unilever N.V. and Unilever PLC (collectively, the “Unilever Group”). The accompanying combined statement of net assets sold and the combined statement of revenues and direct expenses of the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses’ assets, liabilities, revenues, expenses, and cash flows. The accompanying financial statements are not indicative of the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses going forward due to changes in the business and the exclusion of certain operating expenses as described in Note 2.

The Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses presented in the combined financial statements are comprised of the retail and foodservice business generated by the Lawry’s and Adolph’s brands manufactured, marketed and distributed in the United States and Canada and the manufacturing, marketing and distributing of marinades sold under the Knorr brand in Canada (herein referred to as the “Canadian Marinades Business”). The products offered under these brand names include marinades, spice blends, seasonings, steak sauce, cooking sauce, and tenderizers. The combined financial statements specifically exclude sales through other Unilever brands.

2.	Basis of Presentation

The complete financial statements of the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses have not been prepared as the Company does not maintain the businesses as separate reporting units and does not prepare separate financial statements in accordance with generally accepted accounting principles in the United States of America in the normal course of business. Consequently, preparation of complete financial statements as required by Regulation S-X is impracticable. In addition, cash flows from operating, investing and financing activities have been omitted as such information is not available for the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses.

Unilever

Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses

Notes to Combined Financial Statements

December 31, 2007 and Year Ended December 31, 2007

($ in thousands)

The accompanying combined financial statements were prepared from the accounting records of the Company and include all revenues and expenses directly attributable to the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses and certain costs provided by the Unilever Group and its affiliates allocated to the brands. Balance sheet amounts such as cash, accounts receivable, other receivables, accounts payable, accruals (other than those specifically identified relating to product returns and the redemption of consumer coupons) and other payables, and equity have been excluded from the combined statements of net assets sold. These combined financial statements are not intended to be a complete presentation of the financial position and results of the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses.

As the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses have been integrated within Unilever, they rely on the Unilever Group, and its affiliates to provide management, administrative and other services including, but not limited to, selling activities, broker commissions, central marketing, research and development, information systems, accounting and financial reporting, treasury, cash management, human resources, employee benefit administration, payroll, legal and certain other support. Accordingly, those expenses associated with selling activities, broker commissions, central marketing and research and development have been allocated to the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses in the combined financial statements based on revenue or as directly incurred. The Company believes its methodology and estimates are reasonable. In addition, the cost of sales associated with buying, planning and supply support for Unilever have been allocated to the Lawry’s and Adolph Brands and amounted to $1,936 for the year ended December 31, 2007.

These financial statements have been presented on a combined basis because the selected brands within the Lawry’s and Adolph’s Brands Cooking Aids and the Canadian Marinades Businesses are under common control. All significant intra-brand transactions and balances within the Lawry’s and Adolph’s Brands Cooking Aids Business have been eliminated.

3.	Summary of Significant Accounting Policies

Revenue Recognition

Domestic net sales to third parties are recognized upon delivery when title and risk of loss pass to the customer. Export sales are recognized at the time goods leave the point of embarkation, when title and risk of loss pass to the customer.

Net Sales

Net sales represent gross sales to third parties, less returns, cash discounts, as well as, customer discounts, coupons (redemption values), slotting fees and cooperative advertising allowances made to wholesale customers.

Cost of Sales

Cost of sales is comprised of indirect allocated costs associated with buying, planning and supply support, costs directly attributable to the manufacturing process, as well as purchases from Co-packers. Production costs such as material costs represent a direct charge to the respective brand production.

Unilever

Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses

Notes to Combined Financial Statements

December 31, 2007 and Year Ended December 31, 2007

($ in thousands)

Other production costs for the Unilever business in the United States such as depreciation, direct labor, heat, light and power, repairs and maintenance, internal transport and other production costs are allocated based on production line hours. Supply costs, such as warehousing and customer transport supply costs are allocated based on pallet throughput and truck space utilization, respectively. Other supply costs, such as buying and planning and supply support have been allocated based on the pro-rata share of production costs for the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses.

Inventories

Inventories are comprised solely of finished goods and are stated at the lower of cost or market based on the first-in, first-out method. The value of finished goods on-hand includes shipping and handling costs incurred for transportation from the point of manufacture to distribution centers. The value of finished goods on-hand also includes costs allocated from capitalized purchase price and manufacturing variances at year-end. Provisions are made for slow-moving and obsolete inventory as necessary based on future salability of product.

Equipment

Equipment for the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses is stated at cost net of depreciation. Depreciation is determined principally using the straight-line method over the estimated useful lives of the assets. Estimated useful lives of assets range from 5–14 years.

Major renewals and betterments are capitalized to the equipment accounts while minor replacements, maintenance and repairs, which do not extend the useful lives of the assets, are expensed as incurred.

Long-Lived Assets

Management reviews all long-lived assets for impairment and writes such assets down to fair value whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Impairments are recognized whenever the expected future cash flows derived from such assets are less than such assets’ carrying value.

Foreign Currency Translation

The financial statements of operations outside of the United States are maintained in their local currencies. Assets and liabilities of operations outside of the United States are translated from their respective functional currencies to U.S. dollars using exchange rates in effect at the end of the reporting period. Amounts in the combined statements of revenues and direct expenses are translated using the average exchange rates in effect during the period.

Advertising and Promotions

Advertising includes agency fees and commissions as well as production and media costs for television, magazines, radio and other media channels. Advertising costs incurred to produce media advertising are expensed when incurred.

Promotions include funds used for creative work on coupons, development and distribution of consumer samples, promotional materials and related distribution. These costs are expensed as incurred.

Unilever

Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses

Notes to Combined Financial Statements

December 31, 2007 and Year Ended December 31, 2007

($ in thousands)

Selling Expenses

Expenses directly associated with selling activities for the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses in the combined financial statements include research and development, product development, broker commissions and customer development costs. The Company allocates certain of these selling expenses including broker commissions to the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses based on revenue or as directly incurred. The Company believes its methodology and estimates are reasonable. Selling expenses also include branded costs specific to the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses.

Use of Estimates

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates that affect the amounts reported in the combined financial statements and accompanying notes. The most significant estimates relate to inventory valuation, useful lives of property plant and equipment, reserves related to returns, trade and promotional allowances, and manufacturing allocations including manufacturing overheads, warehouse and distribution costs. Actual results may differ from those estimates.

4.	Inventories, Net

At December 31, 2007 finished goods inventories of the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses consists of the following:

Finished goods	$10,571
Reserve for slow-moving and obsolescence	(213)

Inventory, net	$10,358

5.	Equipment

At December 31, 2007 equipment of the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses consisted of the following:

Equipment	$19,005
Less: Accumulated depreciation	(14,590)

Equipment, net	$4,415

Depreciation and amortization expense associated with production costs are included in the cost of sales and was $1,080 for the year ended 2007.

Unilever

Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses

Notes to Combined Financial Statements

December 31, 2007 and Year Ended December 31, 2007

($ in thousands)

6.	Accrued Liabilities

At December 31, 2007 accrued liabilities of the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses consisted of the following:

Product returns	$652
Redemption of consumer Coupons	355

$1,007

7.	Commitments and Contingencies

In the normal course of business, the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses may be a party to claims, disputes, and legal and regulatory proceedings. Management provides for these legal matters where it is probable that a liability has been incurred and the amount of cost could be reasonably estimated. While the ultimate outcome of these claims and lawsuits cannot be readily determined, it is the opinion of management that such claims and lawsuits, individually or in the aggregate, will not have a material adverse effect on the net assets sold or revenues and expenses of the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses.

8.	Concentration of Credit Risk

Wal-Mart, encompassing Wal-Mart stores and Sam’s Club, represented approximately one quarter of total sales for the Lawry’s and Adolph’s Brands Cooking Aids and Canadian Marinades Businesses for the years ended December 31, 2007. Apart from this concentration of sales with Wal-Mart, management believes credit risk is limited due to the large number of the remaining customers and their dispersion across the United States and Canada.